© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Barclays Global Financial Services Conference Tim Spence Chairman, Chief Executive Officer and President September 11, 2024

© Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 2Q24 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3 • Defensive balance sheet positioning • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • Drive NIM expansion • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

Top performing regional bank with local scale and national reach

Assets
$213 billion
Ranked 10th in the U.S.[1]

Deposits
$167 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,070
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several product categories[5]



Toronto office
161
249
157
100
5
66
41
77
10
29
175
London office
★ Fifth Third Corporate Headquarters
Cincinnati, Ohio

- ■ Midwest footprint (branch count in white)
- ■ Southeast footprint (branch count in white)
- ● Key Southeast MSAs of focus
- ● Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in[3]

Deposit share rankings[4]

#3 Fifth Third footprint
improved 1 spot YoY

#2 Midwest
unchanged YoY

#6 Southeast
improved 2 spots YoY

Top 10 deposit share in ~**90%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 6/30/24; [1]Rankings consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2023 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2023 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Treasury Management & Payments $67B loans $63B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $46B loans $88B deposits Select Awards & accolades A simple, diversified business portfolio 5 NII contribution 1 Fee contribution 1 39% 58% 3% 47% 39% 14% 2Q24 avg. Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of LTM 2Q24 segment revenue, which excludes Other Corporate

© Fifth Third Bancorp | All Rights Reserved 1.22% Peer 7 FITB Peer 2 Peer 8 Peer 5 Peer 4 Peer 1 Peer 9 Peer 10 Peer 11 Peer 3 Peer 6 15.1%FITB Peer 2 Peer 1 Peer 7 Peer 8 Peer 4 Peer 10 Peer 5 Peer 9 Peer 3 Peer 11 Peer 6 60.5% Peer 9 Peer 6 x Peer 10 Peer 8 Peer 7 Peer 3 Peer 4 Peer 11 Peer 1 Peer 2 Peer 5 14.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.29% Peer 5 Peer 2 Peer 1 Peer 3 Peer 8 Peer 6 Peer 7 Peer 4 Peer 10 x Peer 9 Peer 11 Driving to consistently generate top quartile results 6 Return on tangible common equity 1,2 FY18 LTM 2Q24 FY18 FY18 Return on assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results 3 56.9% Peer 2 FITB Peer 7 Peer 3 Peer 9 Peer 4 Peer 8 Peer 1 Peer 10 Peer 11 Peer 5 Peer 6 LTM 2Q24 LTM 2Q24 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release; 2 Return on tangible common equity excludes AOCI; Certain peers excluded due to limited data; 3 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release

© Fifth Third Bancorp | All Rights Reserved Leading to top returns for our shareholders 7 Total shareholder return Source: Bloomberg; Note: Results exclude FCNCA as they participated in an FDIC assisted acquisition. Top quartile performer in both a low-rate and rising rate environment Trailing TSR as of 8/31/2024; Excludes FCNCA

Intentionally diversifying fee revenue to perform well in any environment

Fee revenue mix is well-diversified

LTM 2Q24 adjusted noninterest income mix[2,3]



Other noninterest income
6%
Wealth & Asset Management
20%
Consumer deposit fees
5%
Leasing business revenue
7%
Other Commercial banking revenue
7%
LTM 2Q24 Adjusted Noninterest Income
$2.9B
19%
Commercial Payments[1]
Mortgage banking revenue
8%
Card and processing revenue
14%
14%
Capital Markets

Fee contribution as a percent of revenue stands out favorably relative to peers

LTM 2Q24; Adjusted noninterest income as a percent of adjusted revenue[3]



34%
28%
Peer Median

- Total adjusted fee revenue accounted for ~34% of total adjusted revenue for the last twelve months ending 6/30/24
- Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Capital Markets, and Commercial Payments

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© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]Gross Treasury management fees; [2]Excluding securities gains/losses; [3]Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release

Rich history of payments innovation

1970s – Introduced JEANIE® – the first shared ATM network in the United States.

Joins National Bank Americard (Visa) network.

Midwest Payments Solutions formed (later known as Vantiv).

1970s / 1980s – Launched a debit card program, the Master Money card for processing online debit card sales

1980s / 1990s – Fifth Third takes leadership position with Check 21.

2000s / 2010s – Began offering Managed Services solutions including currency solutions and dynamic discounting.



2010s – Joint venture retaining 49% of Vantiv (now Worldpay), 2nd largest nonbank merchant acquirer.

Established 3rd party payment process program (BIN sponsorship acquiring capabilities).

2010s / 2020 – Among first banks to join Zelle network.

Expanded Managed services offerings to include Managed payables and receivables solutions.

Expert AR

Expert AP

2020 – Embedded Payments business unit formed.

Acquired Big Data Healthcare to accelerate TM solutions within Healthcare vertical.

Completed Rize Money acquisition and integration which supported the launch of Newline by Fifth Third.

2024 – Newline continues to expand offerings and add partnerships.

Timeline: 1970s | 1980s | 1990s | 2000s | 2010s | 2020 | 2024

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© Fifth Third Bancorp | All Rights Reserved

Well established commercial payments organization with significant scale

Commercial payments product lines

Traditional treasury mgmt.
- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services
- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline *Embedded payments*
- Platform
- Interaction channels
- Financial products
- Risk solutions

Payments processed



2024
Annualized
$17 trillion
2023
$15 trillion
2019
$10 trillion
2007
$5 trillion

Highlights

~1,300 *People in the commercial payments organization*

~14K *Commercial payments related clients*

>1/3 *Of new Commercial relationships are payments-led with no credit extended*

Significant scale with national recognition

#6 **Fee equivalent revenue[3]** *(up from #8 in 2022)*

Commercial payments innovation was key differentiator for **2023 "Bank of the Year" award** by The Banker

Top 5 market share in several product categories[3]

#2 of 37 in Coin and currency revenue

#2 of 32 in Retail lockbox remittances

#3 of 42 in Total ACH originations

#3 of 39 in Wholesale lockbox remittances

#4 of 37 in Total check clearing

#5 of 35 in Account reconciliations

*ACH Credit send / **Commercial** Deposits[1]*



0.41%
Peer 1 0.19%
Peer 2 0.15%
Peer 3 0.13%
Peer 4 0.11%
Peer 5 0.10%
Peer 6 0.10%
Peer 7 0.10%
Peer 8 0.08%
Peer 9 0.08%
Peer 10 0.06%
Peer 11 0.06%
Peer 12 0.05%

*Non-consumer deposit fees / **Commercial** Deposits[2]*



0.49%
Peer 1 0.49%
Peer 7 0.48%
Peer 4 0.37%
Peer 5 0.30%
Peer 6 0.22%
Peer 10 0.21%
Peer 2 0.20%
Peer 8 0.20%
Peer 11 0.18%
Peer 9 0.18%
Peer 3 0.17%
Peer 12 0.16%

[1]2023 ACH data from NACHA; deposit balances as of 4Q23; [2]Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to commercial deposits (defined as total deposits less individual deposits per the call report) as of 2Q24; [3]Source: 2023 Cash Management Services Survey administered by EY

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Significant opportunity within B2B payments

Significant growth off a sizable base

$29.2 *trillion* — B2B payment market in the United States

~12% — Expected annual growth through 2030[1]

Interest level in automating the cash conversion cycle[2]



8%
35%
25%
32%
Currently automating
Very interested
Interested
Not interested / NA

Significant opportunity to automate back-office processes related to cash conversion cycle

~50% *of invoices received still require manual intervention*[3]

33% *Of all B2B payments still being done via check*[6]

68% *Deal with late payments impacting cashflows*[8]

80% *Experience fraud attacks/attempts*[7]

Automating workflows and digitizing the cash conversion cycle generates significant value

	Baseline	Best-in-class	Improvement
Invoice processing cost	**$9.87** *Average cost per invoice received and processed*[3]	**$2.81** *Cost per invoice received and processed*[3]	**+72%**
Paper vs. electronic payment	**+$4.00** *Average cost of issuing a paper check*[4]	**$0.50** *Average cost to issue an electronic payment*[4]	**+88%**
Cost of collecting late payments	**+$5.00** *Cost per $1,000 in revenue to collect a payment greater than 30 days past due*[5]	**$1.00** *Cost per $1,000 in revenue to collection a payment less than 30 days past due*[5]	**+80%**

[1]Fortune Business Insight: B2B Market]; See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release [2]Datos: Best Practices in Receivables management 2023; [3]Ardent partners: Accounts payable Metrics that Matter 2024; [4]NACHA: "ACH costs are a Fraction of Check Costs for Business"; [5]High Radius: "What is the cost of collecting"; [6]AFP 2022 Digital Payments Survey Report; [7]AFP 2024 Payment Fraud and Control Report ; [8]PYMTS.com "Accounts Receivable Automaton Smooths O2C Continuum"

© Fifth Third Bancorp | All Rights Reserved

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Case studies: Managed services solutions

Cash logistic solutions

Optimizing cash handling through managed cash automation with a single-source for end-to-end service and support

Pre-Cash logistic solutions deployment

- ~4 hours daily were dedicated to cash management
- Concerns with safety and security of staff related to making deposits at branches
- Manual cash handling slowed down deposit and reconciliation posting processes

Post-Cash logistic solutions deployment

- **~50%** of daily hours spent towards cash management eliminated
- Reduced reconciliation resources and better utilization of store personnel
- Improved the automation of AP data flow resulting in FTE redeployment

Big Data Healthcare

Optimizing healthcare payments by automating the reconciliation of claims, remittances, and deposits

EXACT SCIENCES

Pre-Big Data Healthcare

- Manually reconciling cash posting via spreadsheets
- High-value accounting and operations staff was dedicated to cash posting reconciliation.
- The migration to a new Electronic Medical Record (EMR) system increased workflow complexity

Post-Big Data Healthcare

- **+95%** auto-posting rate
- Reallocated resources in accounting and operations
- Successfully automated the complex payment workflows created by the EMR migration.

Managed payables

Robust portfolio of managed payables automation solutions that maximize client value

Goodwill of North Georgia

Pre-Managed payables (Expert AP)

- Manual AP workflows executed through email or paper-based processes.
- AP staffed with four full-time employees
- Limited visibility into the status of invoices and pending payments.

Post-Managed payables (Expert AP)

- **+90%** of invoices captured and processed through the Expert AP automated workflow tool
- Reallocated two full-time employees while existing AP group was able to take on expanded responsibilities
- Payment execution was outsourced increasing the adoption of electronic payments

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© Fifth Third Bancorp | All Rights Reserved

Embedded financial solutions driven by Newline

Newline offers the risk management of a large bank combined with the quality, sophistication, and product velocity of a software company

- Newline is vertically integrated API platform that enables enterprises to launch payment, card, and deposit solutions directly with Fifth Third Bank.

Newline highlights

- 150+ clients
- Top 3 Merchant Acquiring Bank
- Top 5 Card issuing sponsor bank
- Top 10 ACH Originator
- 35% YoY deposit growth
- $2BN+ in deposits



Client
Payment & Deposit Solutions

Embedded payment and deposit solutions

Payment solutions and money movement

- *Full suite of batch and API payment offerings including wire, ACH, RTP, and FedNow (coming soon)*

Bank Accounts

- *Funds storage*

Card programs and sponsorship

- *Issue consumer/commercial cards through utilization of BIN sponsorship*

Client list includes a broad range of category leaders

Select clients

toast	stripe	Corpay	blackbaud
ADP	nuvei	AngelList	Trustly
Brex	onbe	payroc	worldpay

Payments powered by Newline

Blackbaud's software platform *Payment services*	**Blackbaud's End Customers** *Non-profits and companies*

Newline powers Blackbaud, a leading software platform for nonprofits, education, and CSRs

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© Fifth Third Bancorp | All Rights Reserved

Expect strong commercial payments growth



>2x
growth
Expected
5-year CAGR
Embedded
payments/ Newline
20+%
~10%
Managed
Services
16%
CAGR
~5%
Traditional
treasury
management
4%
CAGR
FY17
2Q24 LTM
Future state

Expect commercial payments to be a $1 billion business in ~5 years[1]

[1] See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp | All Rights Reserved up ~2% Noninterest expense 1 up ~1% (2Q24 baseline: $1.204 billion) Net charge-off ratio 40 – 45 bps Effective tax rate 22 – 23% 1 Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release As of September 10, 2024; please see cautionary statements on page 2 Total revenue 1 up 1 – 2% (2Q24 baseline: $2.118 billion; Includes securities g/l) (including HFS) Avg. loans & leases stable to up ~1% Current expectations 3Q24 compared to 2Q24 15 Net interest income 1 Noninterest income 1 up 1 – 2% (2Q24 baseline: $1.398 billion) (2Q24 baseline: $717 million) up ~2% up ~1% ~50 bps ~22% up 2 – 3% stable up 3 – 4% As of September 10, 2024As of July 19, 2024 Allowance for credit losses expect ~$25MM build due to loan growth/mix and assumes no change to macroeconomic outlook and risk profile as of 2Q24 expect $10 – $25MM build Based on August 2024 macroeconomic outlook

© Fifth Third Bancorp | All Rights Reserved ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 16